UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2024
AFC GAMMA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-39995	85-1807125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-510-2390
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Item 7.01    Regulation FD Disclosure.
Information Statement
Sunrise Realty Trust, Inc., a Maryland corporation (“SUNS”), previously filed a Registration Statement on Form 10, initially publicly filed on February 22, 2024 (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the previously announced separation and spin-off (the “Spin-Off”) of the commercial real estate (“CRE”) portfolio of AFC Gamma, Inc. (“AFC Gamma” or the “Company”) into an independent, publicly-traded REIT, SUNS, and the distribution by AFC Gamma of all of the outstanding shares of SUNS to AFC Gamma stockholders of record as of the Record Date (defined below). The Registration Statement was declared effective by the SEC on July 2, 2024 and includes a preliminary information statement that describes the distribution and provides important information regarding SUNS’ business and management. The final information statement, dated July 3, 2024 (the “Information Statement”), is attached hereto as Exhibit 99.1. The Company will mail the notice of availability of the Information Statement to its stockholders of record as of the close of business on July 8, 2024, the record date for the distribution (the “Record Date”).
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Nasdaq Trading
There is currently no public market for SUNS common Stock. We expect SUNS common stock to trade on the Nasdaq Capital Market under the symbol “SUNS” on July 9, 2024. If the Spin-Off is complete on July 9, 2024, trading in SUNS shares is expected to begin on a “when-issued” basis on July 9, 2024. You may purchase or sell SUNS common stock on the distribution date of July 9, 2024, but your transaction will not settle until July 11, 2024. Trading in SUNS shares will begin regular way trading on the Nasdaq Capital Market on July 10, 2024.
AFC Gamma and SUNS cannot predict the trading prices for their respective common stock before, on or after the distribution date.
Item 8.01    Other Events.
On June 27, 2024, the AFC Gamma issued a press release announcing the close of business on July 8, 2024 as the record date for the Spin-Off. Holders of AFC Gamma common stock as of the Record Date will receive one share of new SUNS common stock for every three shares of AFC Gamma common stock held. AFC Gamma will not issue fractional shares of its common stock in the distribution. Instead, holders of AFC Gamma common stock will receive cash in lieu of any fractional shares that they would otherwise be entitled to. The distribution is expected to occur prior to the opening of trading on July 9, 2024, and shares of SUNS common stock are expected to begin trading on Nasdaq under the symbol “SUNS”. The Spin-Off is subject to satisfaction or waiver of certain conditions, as more fully described in the Registration Statement.
In connection with the Spin-Off, the Board of Directors of AFC Gamma declared a special dividend of $0.15 per outstanding share of AFC Gamma common stock, payable on July 15, 2024 to AFC Gamma common stockholders of record as of the Record Date.

Cautionary Statement Regarding Forward Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views and projections with respect to, among other things, future events and financial performance. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including statements about our future growth and strategies for such growth, are subject to the inherent uncertainties in predicting future results and conditions and are not guarantees of future performance, conditions or results. Certain factors, including the ability of our manager to locate suitable loan opportunities for us, monitor and actively manage our loan portfolio and implement our investment strategy; the demand for cannabis cultivation and processing facilities; management’s current estimate of expected credit losses and current expected credit loss reserve and other factors could cause actual results and performance to differ materially from those projected in these forward-looking statements. Additionally, these forward-looking statements are based upon current estimates and assumptions and include statements regarding the Company’s plans to spin-off all of the outstanding shares of SUNS to the Company’s shareholders, the Spin-Off enabling each company’s management to more effectively pursue its own distinct investment priorities and strategies, the Spin-Off permitting the Company to allocate its financial resources to meet the unique needs of its business, which will allow it to specialize on its distinct strategic priorities and to more effectively pursue its distinct capital allocation and portfolio management strategies, the Spin-Off allowing each company to more effectively articulate a clear investment thesis to attract a long-term investor base suited to their business and providing investors with a distinct and targeted investment opportunity and the Spin-Off enhancing access to financing to support the SUNS business, which will no longer be subject to the current regulatory environment with respect to lending to cannabis industry operators and the Company’s ability to complete the Spin-Off. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and of the Company’s Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2024, and the other documents the Company files from time to time with the SEC, including the registration statement on Form 10 filed by SUNS on June 28, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.
Item 9.01  Financial Statements and Exhibits
(d) The following exhibit is being filed with this report:

Exhibit No.	Description
99.1	Information Statement of Sunrise Realty Trust, Inc. dated July 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC GAMMA, INC.

Date: July 3, 2024	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
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